UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported):  November 10, 2004

Digimarc Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-28317	94-3342784
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9405 SW Gemini Drive, Beaverton, Oregon	97008
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (503) 469-4800

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 10, 2004, Digimarc Corporation (the “Company”) received a Nasdaq Staff Determination indicating that, due to the Company’s delay in filing its Form 10-Q for the quarter ended September 30, 2004 beyond the Securities and Exchange Commission’s filing deadline of November 9, 2004, the Company failed to comply with filing requirements for continued listing set forth in Marketplace Rule 4310(c)(14) and that its securities are, therefore, subject to delisting from The Nasdaq Stock Market.  In the Nasdaq Staff Determination, Nasdaq stated that, unless the Company requests a hearing with respect to the Nasdaq Staff Determination, the Company’s securities will be delisted from The Nasdaq Stock Market at the opening of business on November 19, 2004.  The Company is requesting a hearing with a Nasdaq Listing Qualifications Panel on this matter.  A timely request by the Company for a hearing will stay the delisting pending the hearing and a determination by the Nasdaq Listing Qualifications Panel.

Separately, the Company and its independent auditors are continuing to work to finalize a review of accounting for software development and project costs at the Company’s Digimarc ID Systems business unit.  As soon as practicable following the completion of its accounting review, the Company intends to announce its final conclusions regarding its accounting issues and, as applicable, file amendments to certain of its previous filings with the Securities and Exchange Commission.  The filing of the Company’s Form 10-Q for the quarter ended September 30, 2004 will be made following the filing of such restatements of historical financial statements.

On November 12, 2004, the Company announced via press release that it had received the delisting notification from Nasdaq and that the Company was requesting a hearing before a Nasdaq Listing Qualifications Panel to discuss its plans to achieve compliance with corporate filing and listing requirements.  The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)         Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Digimarc Corporation, dated November 12, 2004, regarding the receipt of a delisting notification from Nasdaq.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGIMARC CORPORATION

Dated: November 15, 2004	By:	/s/ Michael McConnell
Michael McConnell
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release issued by Digimarc Corporation, dated November 12, 2004, regarding the receipt of a delisting notification from Nasdaq.